SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 4, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of May 1, 2003, providing for the issuance of Thornburg Mortgage Securities Trust 2003-3, Mortgage Loan Pass-Through Certificates, Series 2003-3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-102489	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000.

                                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust 2003-3, Mortgage Loan Pass-Through Certificates, Series 2003-3, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-102489) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $758,160,100 in aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class B1, Class B2, Class B3 and Class R Certificates on June 4, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 20, 2003, as supplemented by the Prospectus Supplement dated May 28, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2003, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, Deutsche Bank Trust Company Delaware, as Delaware trustee and Deutsche Bank National Trust Company, as trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of four pools of hybrid and adjustable rate, conventional, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $761,973,280 as of May 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement dated May 28, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of May 1, 2003, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator, Deutsche Bank Trust Company Delaware, as Delaware Trustee and Deutsche Bank National Trust Company, as Trustee.

99.1

Mortgage Loan Purchase and Assignment Agreement dated as of May 1, 2003, between Thornburg Mortgage Home Loans, Inc., and Structured Asset Securities Corporation.

99.2

Servicing Agreement dated as of  March 1, 2002, by and between Wells Fargo Bank Minnesota, National Association, as master servicer and Thornburg Mortgage Home Loans, Inc., as seller and servicer, as amended by the Amendment to Servicing Agreement dated as of December 1, 2002 and Sub-Servicing Acknowledgement Agreement dated as of March 1, 2002, by and between Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement dated as of December 1, 2002, with attached Transfer Notice dated May 23, 2003.

99.3

Mortgage Loan Sale and Servicing Agreement dated as of April 1, 2003, by and between Thornburg Mortgage Home Loans, Inc. and ABN AMRO Mortgage Group, Inc. as reconstituted by a Reconstituted Servicing Agreement dated as of May 1, 2003, among Thornburg Mortgage Home Loans, Inc. and ABN AMRO Mortgage Group, Inc., and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/ Michael Hitzmann

       Name: Michael Hitzmann

       Title:   Vice President

Dated:  June 4, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement dated May 28, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of May 1, 2002, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator,  Deutsche Bank Trust Company Delaware, as Delaware Trustee and Deutsche Bank National Trust Company, as Trustee.

99.1

Mortgage Loan Purchase and Assignment Agreement dated as of May 1, 2003, between Thornburg Mortgage Home Loans, Inc., and Structured Asset Securities Corporation.

99.2

Servicing Agreement dated as of  March 1, 2002, by and between Wells Fargo Bank Minnesota, National Association, as master servicer and Thornburg Mortgage Home Loans, Inc., as seller and servicer, as amended by the Amendment to Servicing Agreement dated as of December 1, 2002 and Sub-Servicing Acknowledgement Agreement dated as of March 1, 2002, by and between Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement dated as of December 1, 2002, with attached Transfer Notice dated as of May 23, 2003.

99.3

Mortgage Loan Sale and Servicing Agreement dated as of April 1, 2003, by and between Thornburg Mortgage Home Loans, Inc. and ABN AMRO Mortgage Group, Inc. as reconstituted by a Reconstituted Servicing Agreement dated as of May 1, 2003, among Thornburg Mortgage Home Loans, Inc. and ABN AMRO Mortgage Group, Inc., and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.